UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

Digital Transformation Opportunities Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40177	85-3984427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10250 Constellation Blvd, Suite 23126 Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(360) 949-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable warrant	DTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock, included as part of the units	DTOC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2023, Digital Transformation Sponsor LLC (the “Sponsor”) entered into a promissory note with Digital Transformation Opportunities Corp. (“DTOC” or the “Company”), providing for an aggregate amount of loans up to $700,000 to fund the Company’s operating expenses (the “Working Capital Facility”). The Working Capital Facility bears no interest and all unpaid principal under the Working Capital Facility will be due and payable in full upon the earlier of (i) the date of the consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company.

The foregoing description is subject to, and qualified in its entirety by reference to, the Working Capital Facility, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit	Description

10.1	Promissory Note dated May 1, 2023

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

Forward-Looking Statements

Certain statements in this Current on Form 8-K are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of DTOC or American Oncology Network, LLC (“AON”). Forward-looking statements generally relate to future events or DTOC’s or AON’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DTOC and its management, and AON and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond DTOC’s and AON’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) DTOC’s ability to complete the proposed business combination with AON (the “Business Combination”) and the other transactions contemplated by the Second Amended and Restated Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against DTOC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of DTOC, to obtain financing to complete the Business Combination, including the PIPE investment, or to satisfy other conditions to closing; (4) the amount of redemption requests made by DTOC’s public stockholders; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of AON as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that AON or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) AON’s estimates of expenses and profitability; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DTOC’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, in the proxy statement/prospectus relating to the Business Combination filed with the SEC, and in subsequent filings with the SEC. DTOC and AON caution that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or DTOC’s or AON’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DTOC nor AON presently know or that DTOC and AON currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DTOC’s and AON’s expectations, plans or forecasts of future events and views as of the date of this communication. DTOC and AON anticipate that subsequent events and developments will cause DTOC’s and AON’s assessments to change. However, while DTOC may elect to update these forward-looking statements at some point in the future, DTOC and AON specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing DTOC’s or AON’s assessments as of any date subsequent to the date of this communication. Neither DTOC nor AON gives any assurance that AON or DTOC will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information about the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K is being made in respect of the proposed transaction involving DTOC and AON. In connection with the proposed Business Combination, DTOC has filed a Registration Statement on Form S-4 (the “Form S-4”) with the Securities and Exchange Commission (“SEC”). The Form S-4 includes a preliminary proxy statement relating to the proposed Business Combination and a preliminary prospectus of DTOC relating to the proposed Exchange Offer. After the Form S-4 has been declared effective by the SEC, a proxy statement/prospectus will be sent to all DTOC stockholders as of a record date to be established for voting on the proposed Business Combination. DTOC also will file other documents regarding the proposed business combination with the SEC. DTOC STOCKHOLDERS, AON UNITHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PROXY STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AND THE PROPOSED EXCHANGE OFFER, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT DTOC, AON, THE PROPOSED BUSINESS COMBINATION AND THE PROPOSED EXCHANGE OFFER. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and the proposed Exchange Offer and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination and the proposed Exchange Offer. When available, the proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of DTOC as of a record date to be established for voting on the proposed Business Combination. Investors and security holders will be able to obtain free copies of documents filed by DTOC with the SEC, through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

DTOC and its directors and executive officers may be deemed participants in the solicitation of proxies from DTOC’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in DTOC is contained in DTOC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. These documents may be obtained free of charge from the SEC’s website. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination and the proposed Exchange Offer.

AON and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of DTOC in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination and the proposed Exchange Offer.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or the Exchange Offer. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2023

DIGITAL TRANSFORMATION OPPORTUNITIES CORP.

By:	/s/ Kyle Francis
Name:	Kyle Francis
Title:	Chief Financial Officer